News ONEOK Issues Annual Corporate Sustainability Report TULSA, Okla. – Aug. 1, 2024 – ONEOK, Inc. (NYSE: OKE) today announced the release of its annual Corporate Sustainability Report highlighting the company's progress and commitment toward environmental, social and governance (ESG) performance. The report is available on ONEOK’s website, www.oneok.com. Report Highlights: • Achieved reductions equating to approximately 50% of ONEOK’s total 2030 greenhouse gas emissions reduction target, as of year-end 2023. • ONEOK reduced Scope 1 methane emissions 36% from a 2019 baseline year. • The company continues to invest in innovative energy solutions such as emission- detection satellite technology and low-carbon fuels, and participate in hydrogen and carbon storage-related studies. • ONEOK received an MSCI ESG Rating of AAA in 2024. • ONEOK qualified for inclusion in more than 40 ESG-related stock market indices. • The company received recognition as one of America’s Greatest Workplaces for 2024 by Newsweek and as a Top Performer on Employee Wellness by JUST Capital. • ONEOK contributed $9.6 million to charitable organizations in 2023, with more than 35% supporting diversity and inclusion-related initiatives. “As one of the largest diversified midstream energy service providers, ONEOK has a long history of creating value for our stakeholders by providing solutions for a transforming energy future,” said Pierce H. Norton II, ONEOK president and chief executive officer. “As we’ve grown our business, we’ve also strengthened our commitment to continuously improve our companywide sustainability program, practices and performance. “We have much to be proud of, but more valuable work is ahead as we continue to deliver energy products and services that improve quality of life and support the growing global demand for energy,” added Norton. ------------------------------------------------------------------------------------------------------------------- At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest August 1, 2024 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Issues Annual Corporate Sustainability Report Aug. 1, 2024 Page 2 -more- diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. These statements are not guarantees of future results, occurrences or performance. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Any statements other than statements of historical fact should be considered forward-looking statements. Forward- looking statements include the information concerning possible or assumed future results of our operations and other statements contained or incorporated herein identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “project,” “scheduled,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning. Readers should not place undue reliance on forward-looking statements and are urged to carefully review and consider the various disclosures we make from time to time with the United States Securities and Exchange Commission (SEC), which are available via the SEC's website at www.sec.gov and our website at www.oneok.com. Known and unknown risks, uncertainties and other factors, many of which are difficult to predict and beyond our control, may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: • Our ability to successfully combine any acquired business and integrate or upgrade our operations to meet our procedures, expectations and goals; • Changes in regulatory policies, public sentiment or widespread adoption of technologies that aim to address climate change through reducing GHG emissions that may result in a reduction in the demand for hydrocarbon products, restrictions on their use or increased use of alternative energy sources; • Increasing attention to ESG-related matters and climate change, which has resulted in an increased likelihood of governmental investigations, regulation, shareholder activism and private litigation; • The increasing focus on ESG issues, including climate change, and ESG ratings of certain investors and certain organizations that provide information to investors on corporate governance and related matters may lead to increased negative investor sentiment toward us or midstream companies in general; • The adoption by certain large institutional lenders or investors of their own policies to meet publicly announced climate commitments, which often involve commitments to shift lending and investment activities in the energy sector to meet GHG emissions goals, and as a result, the possibility that certain institutional lenders or investors may impose additional requirements on us, or decide not to lend to or invest in us, based on ESG concerns; • The possibility that some insurers may increase their rates for insuring (or may decline to insure altogether) our projects as a result of changes in their policies related to insuring to oil and gas projects, or the increase in premiums affected by the severity or frequency of extreme weather events for which we may not be able to pass on the higher costs to our customers or recover these increased costs; • The possibility that the potential pathways we have identified to achieve our absolute GHG emissions reduction targets are not available to us, or to the extent we otherwise are unable to make progress toward other ESG-related targets we may establish; • Potential physical and financial risks associated with climate change, including the possibility that our customers’ energy needs could vary with shifting weather conditions and cause an increase or decrease in energy use; that extreme weather conditions could occur, requiring more system backup and contributing

ONEOK Issues Annual Corporate Sustainability Report Aug. 1, 2024 Page 3 -more- to increased system stresses; that severe weather could impact our operating territories; and that more severe or frequent extreme weather events could increase the cost of providing services; • Operational hazards and unforeseen interruptions, including those relating to climate change, for which we may not be adequately insured; • Breaches of information security, including a cybersecurity attack, or failure of one or more key information technology or operational systems, or those of third parties; • Risks relating to regulation, including changes with respect to tax policy, emissions credits, carbon offsets and carbon pricing; increased regulation of exploration and production activities, including hydraulic fracturing, well setbacks and disposal of wastewater; the costs to comply with regulation of GHG emissions; federal and state laws and regulations relating to the protection of the environment; and increased litigation and shareholder activism challenging oil and gas development as well as changes to and/or increased penalties from the enforcement of laws, regulations and policies; • Risks relating to our employees and directors, including if there is a shortage of skilled labor that makes it difficult to maintain labor productivity and competitive costs or that our employees or directors engage in misconduct or improper activities, including noncompliance with regulatory standards and requirements; • Risks related to our public statements with respect to ESG matters—for example, emission reduction goals, other environmental targets, or other commitments addressing certain social issues—that may be subject to heightened scrutiny from public and governmental authorities related to the risk of potential “greenwashing,” i.e., misleading information or false claims overstating potential ESG benefits, which could lead to increased litigation risk from private parties and governmental authorities related to our ESG efforts, and any such alleged claims of greenwashing against us or others in our industry could lead to negative sentiment and the diversion of investment; • Changes in pension fund values and changing demographics that may affect the cost of providing pension and postretirement health care benefits to eligible employees and qualified retirees; • The pace of technological advancements and industry innovation, including those focused on reducing GHG emissions and advancing other climate-related initiatives, and our ability to take advantage of those innovations and developments; • The effectiveness of our risk-management function, including mitigating cyber-, human capital management- and climate-related risks; • Our ability to identify and execute opportunities, and the economic viability of those opportunities, including those relating to renewable natural gas; carbon capture, use, and storage; other renewable energy sources such as solar and wind; and alternative low carbon fuel sources such as hydrogen; • The ability of our existing assets and our ability to apply and continue to develop our expertise to support the growth of, and transformation to, various renewable and alternative energy opportunities, including through the positioning and optimization of our assets; • Our ability to efficiently reduce our GHG emissions, including through the use of lower carbon power alternatives, management practices and system optimizations; • The necessity to focus on maintaining and enhancing our existing assets while reducing our Scope 1 and 2 GHG emissions; • The uncertainty of estimates, including accruals and costs of environmental remediation; • The mechanical integrity of facilities and pipelines operated; and • Those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2023 (2023 Annual Report), and in our other filings that we make with the United States Securities and Exchange Commission (SEC), which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also affect adversely our future results. These and other risks are described in greater detail in Part I, Item 1A, Risk Factors, in our Annual Report and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is first made, and other than as required under securities laws, we undertake no, and expressly disclaim any, obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. We also do not, and do not

ONEOK Issues Annual Corporate Sustainability Report Aug. 1, 2024 Page 4 -more- intend, to independently verify third-party data contained in this news release or used in the estimates and assumptions necessary to certain matters discussed in this news release. ###